Earnings per Share	12 Months Ended
Dec. 31, 2024
Earnings per Share
Earnings per Share

17.Earnings per Share

Net earnings per share is calculated using the weighted average common shares outstanding as follows:

	2024	2023
Net earnings attributable to shareholders of Fairfax	3,874.9	4,381.8
Preferred share dividends	(48.6)	(49.7)
Excess of book value over consideration of preferred shares redeemed (note 16)	53.5	—
Net earnings attributable to common shareholders – basic and diluted	3,879.8	4,332.1

Weighted average common shares outstanding – basic	22,373,092	23,182,558
Share-based payment awards	1,790,368	1,823,558
Weighted average common shares outstanding – diluted	24,163,460	25,006,116

Net earnings per common share – basic	$173.41	$186.87
Net earnings per common share – diluted	$160.56	$173.24